Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this filing of AOB Holdings, Inc. (the “Company”) on Form 10-QSB, as filed with the Securities and Exchange Commission for the period ended June 30, 2006 (the “Report”), Nelson Liao, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 12(g) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nelson Liao

Chief Financial Officer

Date: September 29, 2006